Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz                   FILED # C1569-93
                                                  SEP 17 2004
-------------------------------
|    Articles of Merger        |                IN THE OFFICE OF
| (Pursuant to NRS 92A.200)    |               /s/ Dean Heller
|          Page 1              |        DEAN HELLER/ SECRETARY OF STATE
-------------------------------

Important: Read attached instructions before completing form.

                                            ABOVE SPACE IS FOR OFFICE USE ONLY

                  (Pursuant to Nevada Revised Statutes Chapter 92A)
                                    (excluding 92A.200(4b))
                                     SUBMIT IN DUPLICATE

1) Name and juristiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.


         Dragon International Group Corp
         Name of Merging Entity

         Florida                                     Corporation
         Jurisdiction                                Entity Type*


         Name of Merging Entity

         Jurisdiction                                Entity Type*

         Name of Merging Entity

         Jurisdiction                                Entity Type*

         Name of Merging Entity

         Jurisdiction                                Entity Type*

         and,

         Retail Highway.com, Inc.
         Name of Surviving Entity

         Nevada                                      Corporation
         Jurisdiction                                Entity Type*

   * Corporation, non-profit corporation, limited partnership, limited liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz

-------------------------------
|    Articles of Merger        |
| (Pursuant to NRS 92A.200)    |
|          Page 2              |
-------------------------------

Important: Read attached instructions before completing form.



2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor of the merger - NRS 92A.1 90):

         Attn:
         c/o:


3) (Choose one)
        [X] The undersigned declares that a plan of merger has been adopted by constituent entity (NRS 92A.200)

        [ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owners approval (NRS 92A.200) (options a,b, or c must be used, as applicable, for each entity)(if there are more than four merging entities, check box [ ] and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

            (a)Owners approval was not required from

              Name of merging entity, if applicable

              Name of merging entity, if applicable

              Name of merging entity, if applicable

              Name of merging entity, if applicable

                    And, or

              Retail Highway.com, Inc.


              Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz

-------------------------------
|    Articles of Merger        |
| (Pursuant to NRS 92A.200)    |
|          Page 3              |
-------------------------------

Important: Read attached instructions before completing form.


         (b) The plan was approved by the required consent of the owners of :

                  Dragon International Group. Corp
                  Name of merging entity, if applicable

                  Name of merging entity, if applicable

                  Name of merging entity, if applicable

                  Name of merging entity, if applicable

                    And, or

                  Name of surviving entity, if applicable

         *Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz

-------------------------------
|    Articles of Merger        |
| (Pursuant to NRS 92A.200)    |
|          Page 4              |
-------------------------------

Important: Read attached instructions before completing form.


(c) Approval of plan of merger for Nevada non-profit corporation(NRS 92A.180)

               The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

                  Dragon International Group. Corp
                  Name of merging entity, if applicable

                  Name of merging entity, if applicable

                  Name of merging entity, if applicable

                  Name of merging entity, if applicable

                    And, or

                  Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz

-------------------------------
|    Articles of Merger        |
| (Pursuant to NRS 92A.200)    |
|          Page 5              |
-------------------------------

Important: Read attached instructions before completing form.



5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available (NRS 92A.200)*

         ARTICLE 1

         NAME

         The name of the corporation is: Dragon International Group Corp.


6) Location of the Plan of Merger (check a or b):

         [X] (a) The entire plan of merger is attached;

         or,

        [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)

7) Effective date (optional):

   *Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated" accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent 0 Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changes.

   ** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NTRS 92A.240)

This form must be accompanied by appropriate fees. See attached fee schedule.

Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz

-------------------------------
|    Articles of Merger        |
| (Pursuant to NRS 92A.200)    |
|          Page 6              |
-------------------------------

Important: Read attached instructions before completing form.


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada Business trust (NRS 92A..230)

     (If there are more than four merging entities, check box [ ] and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.)


         Dragon International Group Corp
         ----------------------------------------------------------------------
         Name of merging entity

         /s/                    President                              /    /
         -----------------------------------------------------------------------
         Signature               Title                                  Date


         -----------------------------------------------------------------------
         Name of merging entity

         -----------------------------------------------------------------------
         Signature               Title                                  Date


         -----------------------------------------------------------------------
         Name of merging entity

         -----------------------------------------------------------------------
         Signature               Title                                  Date


         -----------------------------------------------------------------------
         Name of merging entity

         -----------------------------------------------------------------------
         Signature               Title                                  Date


         Retail Highway.com, Inc.
         -----------------------------------------------------------------------
         Name of surviving entity


         /s/  Michael Levine    President                              9/18/04
         -----------------------------------------------------------------------
         Signature               Title                                  Date

         *the articles of merger must be signed by each foreign consultant in the merger provided by the law governing it (NRS 92A.230). Additional signatures may be added to this page or as an attachment, as needed.

         IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775)6845708
Website: secretaryofstate.biz

-------------------------------
|    Articles of Merger        |
| (Pursuant to NRS 92A.200)    |
|          Page 6              |
-------------------------------

Important: Read attached instructions before completing form.



9) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada Business trust (NRS 92A..230)

     (If there are more than four merging entities, check box [ ] and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.)


         Dragon International Group Corp
         -----------------------------------------------------------------------
         Name of merging entity

         /s/  David Wu          President                           9 /18/04
         -----------------------------------------------------------------------
         Signature              Title                                  Date

         -----------------------------------------------------------------------
         Name of merging entity

         -----------------------------------------------------------------------
         Signature               Title                                  Date


         -----------------------------------------------------------------------
         Name of merging entity

         -----------------------------------------------------------------------
         Signature               Title                                  Date


         -----------------------------------------------------------------------
         Name of merging entity

         -----------------------------------------------------------------------
         Signature               Title                                  Date


         Retail Highway.com, Inc.
         ----------------------------------------------------------------------
         Name of surviving entity


         /s/                    President                             9/18/04
         ----------------------------------------------------------------------
         Signature              Title                                  Date

         *the articles of merger must be signed by each foreign consultant in the merger provided by the law governing it (NRS 92A.230). Additional signatures may be added to this page or as an attachment, as needed.

         IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

         This form must be accompanied by appropriate fees. See attached fee schedule.